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                        SECURITIES AND EXCHANGE COMMISSION
                                Washington, D. C.   20549


                                        FORM 8-K


                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 13, 2002
                                                        (August 12, 2002)

Commission File Number 0-5544

                                OHIO CASUALTY CORPORATION
                (Exact name of registrant as specified in its charter)

        OHIO                                    31-0783294
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

   9450 Seward Road, Fairfield, Ohio               45014
(Address of principal executive offices)        (Zip Code)


                                (513) 603-2400
                        (Registrant's telephone number)


                                Not Applicable
        (Former name or former address, if changed since last report)








                                Exhibit Index - Page 3

                                  Page 1 of 3 Pages

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ITEM 9.  Regulation FD Disclosure
---------------------------------


On August 12, 2002, Ohio Casualty Corporation submitted to the Securities and Exchange Commission (the "SEC") the statements under oath of Dan R. Carmichael, Chief Executive Officer, and Donald F. Mc Kee, Chief Financial Officer, pursuant to SEC Order No. 4-460. A copy of each of these statements is attached hereto as exhibits.



ITEM 7.  Financial Statements and Exhibits

	Exhibit No.	Description
        -----------     -----------

           99.1 Statement under oath of Dan R. Carmichael, President and Chief Executive Officer of Ohio Casualty Corporation.

           99.2 Statement under oath of Donald F. Mc Kee, Chief Financial Officer of Ohio Casualty Corporation.




                                SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        OHIO CASUALTY CORPORATION
                                                (Registrant)




August 13, 2002                         /s/  Debra K. Crane
                                        --------------------
                                        Debra K. Crane
                                        Senior Vice President, General
                                        Counsel and Secretary





                                Page 2 of 3 Pages

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                                EXHIBIT INDEX
                                -------------

                        Current Report on Form 8-K
                           Dated August 13, 2002


        Exhibit No.             Description
        -----------             -----------

           99.1 Statement under oath of Dan R. Carmichael, President and Chief Executive Officer of Ohio Casualty Corporation.

           99.2 Statement under oath of Donald F. Mc Kee, Chief Financial Officer of Ohio Casualty Corporation.






                                Page 3 of 3 Pages